Exhibit 10.226

                         THE CHARLES SCHWAB CORPORATION
                          EMPLOYEE STOCK INCENTIVE PLAN
                          as Amended September 20, 2001


Article 1.   Introduction.

     The Plan was adopted by the Board of Directors on October 22, 1997. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Employees to focus on long-range objectives, (b) encouraging the attraction and retention of Employees with exceptional qualifications and (c) linking Employees directly to stockholder interests. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Article 2.   Administration.

     2.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more non-employee Directors, who shall be appointed by the Board.

     2.2 Committee Responsibilities. The Committee shall select the Employees who are to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to
implement  the  Plan,  and  may,  in  its   discretion,   delegate  any  of  its
responsibilities to such parties as it deems proper. The Committee's determinations under the Plan shall be final and binding on all persons.

Article 3.   Limitation on Awards.

     The aggregate number of Restricted Shares and Options awarded under the Plan shall be determined by the Board from time to time. If any Restricted Shares or Options are forfeited, or if any Options terminate for any other reason before being exercised, then such Restricted Shares or Options shall again become available for Awards under the Plan. The limitation of this Article 3 shall be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

Article 4.  Eligibility.

     General Rule. The Committee shall make all determinations concerning the Employees who shall be eligible to participate in the Plan, and the awards to each Participant.

Article 5.  Options.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. In the case of an Employee who is subject to the tax laws of a foreign jurisdiction, the Committee may designate all or any part of an Option as an option qualifying for favorable tax treatment under the laws of such foreign jurisdiction.

     5.2 Options Nontransferability. No Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     5.3 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

     5.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

     5.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the Company shall have the discretion to extend the term of an Option or the time within which, following termination of employment, an Option may be exercised, or to accelerate the exercisability of an Option. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment and may provide for the suspension of vesting when an employee is on a leave of absence for a period in excess of six months in appropriate cases; provided that the exercisability of Options shall be accelerated in the event of the Participant's death or Disability and, in the case of Retirement, the exercisability of all outstanding Options shall be accelerated, other than any Options that had been granted within two years of the date of the Optionee's Retirement. Options may also be awarded in combination with Restricted Shares, and such an Award may provide that the Options will not be exercisable unless the related Restricted Shares are forfeited. In addition, Options granted under this Section 5 may be granted subject to forfeiture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are established in other programs of the Company.

     5.6 Effect of Change in Control. The Committee (in its sole discretion) may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

     5.7 Restrictions on Transfer of Common Shares. Any Common Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

     5.8 Authorization of Replacement Options. Concurrently with the grant of any Option to a Participant, the Committee may authorize the grant of Replacement Options. If Replacement Options have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Options shall be provided therein. The grant of any Replacement Options shall be effective only upon the exercise of the Underlying Options through the use of Common Shares pursuant to
Section 6.2 or Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section 13.2. Upon the exercise of the Underlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying Option Agreement. The Exercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Replacement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

     5.9 Options Granted to Non-United States Employees. In the case of Employees who are subject to the tax laws of a foreign jurisdiction, the Company may issue Options to such Employees that contain terms required to conform with any requirements for favorable tax treatment imposed by the laws of such foreign jurisdiction, or as otherwise may be required by the laws of such foreign jurisdiction. The terms of any such Options shall be governed by the Plan, subject to the terms of any Addendum to the Plan specifically applicable to such Options.

     5.10 Effect of Job Elimination. Notwithstanding anything to the contrary contained in the Plan or in any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award pursuant to the Plan, in the case of a Participant who is an Officer, and who becomes entitled to receive payments with respect to a Severance Period pursuant to the Charles Schwab Severance Pay Plan (the "Severance Plan") on account of a Job Elimination, the terms of the Plan and any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award shall be applied by treating the Participant as if the Participant had terminated employment on the Participant's Termination Date. For purposes of applying this Section, the terms Officer, Severance Period, Termination Date, and Job Elimination shall have the meanings set forth in the Severance Plan.

Article 6.   Payment for Option Shares.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except that the Committee may at any time accept payment pursuant to Section 6.2 or 6.3.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

     6.3 Exercise/Sale. To the extent this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

Article 7.   Restricted Shares.

     7.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of Restricted Shares shall be determined by the Committee. Restricted Shares may also be awarded in combination with Options, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related Options are exercised.

     7.2 Payment for Restricted Share Awards. To the extent that an Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

     7.3       Vesting or Issuance Conditions.  Each  Award of Restricted Shares
shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions in the case of Restricted Shares which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt; provided that, in the case of an Award of Restricted Shares where vesting is based entirely on the Participant's service, (i) vesting shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, vesting shall be accelerated for all Restricted Shares that had been granted more than two years prior to the date of the Participant's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

Article 8.   Claims Procedures.

     Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

Article 9.   Voting Rights and Dividends.

     All holders of Restricted Shares shall have the same voting, dividend, and other rights as the Company's other stockholders.

Article 10.   Protection Against Dilution; Adjustment of Awards.

     10.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the number of Common Shares covered by each outstanding Option or (c) the Exercise Price under each outstanding Option.

     10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     10.3 Reservation of Rights. Except as provided in this Article 10, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


Article 11.  Limitation of Rights.

     11.1 Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or any Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

     11.2 Stockholders' Rights. A Participant shall have no dividend rights, voting or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of such Common Shares, whether by issuance of a certificate, book entry or other procedure. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

     11.3 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

     (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

     (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

Article 12.  Withholding Taxes.

     12.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

     12.2 Withholding On Options or Restricted Shares. The Committee may permit an Optionee who exercises Options, or who receives Awards of Restricted Shares, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.


Article 13.   Assignment or Transfer of Award.

     Any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. However, this Article 13 shall not preclude (i) a Participant from designating a beneficiary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, or (ii) a transfer of any Award hereunder by will or the laws of descent or distribution.

Article 14.   Future of Plans.

     14.1 Term of the Plan. The Plan, as set forth herein, shall become effective on October 22, 1997. The Plan shall remain in effect until it is terminated under Section 14.2.

     14.2 Amendment or Termination. The Committee may, at any time and for any reason, amend or terminate the Plan.

     14.3 Effect of Amendment or Termination. No Award shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not adversely affect the rights of any holder of any Option or Restricted Shares previously granted under the Plan.

Article 15.   Definitions.

     15.1 "Award" means any award of an Option or a Restricted Share under the Plan.

     15.2 "Award Year" means a fiscal year beginning January 1 and ending December 31 with respect to which an Award may be granted.

     15.3 "Board" means the Company's Board of Directors, a s constituted from time to time.

     15.4 "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 14.1:

     (a)  A change in control  required to be reported  pursuant to Item 6(e) of
Schedule 14A of Regulation 14A under the Exchange Act;

     (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

     (c) Any "person" (as such term is used in sections 12(d) and 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     15.5      "Code" means the Internal Revenue Code of 1986, as amended.

     15.6 "Committee" means the Compensation Committee of the Board, as constituted from time to time.

     15.7 "Common Share" means one share of the common stock of the Company.

     15.8 "Company" means The Charles Schwab Corporation, a Delaware corporation.

     15.9 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. All determinations as to whether a Participant has incurred a Disability shall be made by the Committee, the findings of which shall be final, binding and conclusive.

     15.10 "Employee" means a common-law employee, other than an officer of the Company or any Subsidiary, as determined by the Committee.

     15.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     15.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     15.13 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     15.14 "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

     (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

     (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

     (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

     (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     15.15 "Option" means an employee stock option, other than an option described in sections 422 through 424 of the Code, including a Replacement Option, granted under the Plan and entitling the holder to purchase one Common Share.

     15.16 "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

     15.17     "Participant" means an Employee who has received an Award.

     15.18 "Plan" means this Charles Schwab Employee Stock Incentive Plan, as it may be amended from time to time.

     15.19 "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.

     15.20 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

     15.21. "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained fifty (50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the Charles Schwab Profit Sharing and Employee Stock Ownership Plan. The foregoing definition shall apply to all Stock Option Agreements entered into pursuant to the Plan, irrespective of any definition to the contrary contained in any such Stock Option Agreement.

     15.22 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     15.23 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

     15.24 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                    ADDENDUM

              THE UNITED KINGDOM 2001 EMPLOYEE SHARE OPTION SCHEME

                        OF THE CHARLES SCHWAB CORPORATION



This Addendum to The Charles Schwab Corporation Employee Stock Incentive Plan (the "Employee Plan") shall constitute the rules of the United Kingdom 2001 Employee Share Option Scheme ("Scheme") of The Charles Schwab Corporation (the "Company"), as approved by the United Kingdom's Board of Inland Revenue ("Inland Revenue") under Schedule 9 to the United Kingdom's Income and Corporation Taxes Act 1988 (the "Act").


Definitions


1 Except as specifically set forth in this Addendum, the terms and conditions of the Employee Plan shall apply to the Scheme. In addition, the following definitions will apply to this Scheme:


     1.1 References to the "Act" are to the United Kingdom's Income and Corporation Taxes Act 1998.

     1.2 The expression "New Option" means an Option over shares in the Acquiring Company (as defined in rule 5.2) or some other company falling within paragraph 10(b) or 10(c) of Schedule 9 to the Act, meeting the requirements of sub-paragraphs 15(3)(a) to (d) of Schedule 9 to the Act, granted in consideration of the release of a subsisting Option within the "appropriate period" (as defined by paragraph 15(2) of Schedule 9 to the Act).

     1.3 The expression "Option-holder" means the person to whom an option has been granted under this Scheme and references to "Optionee " in the Employee Plan shall be construed accordingly.


     1.4 The expression "Participating Company" means the Company and any company which is under the control of the Company, within the meaning of section 840 of the Act, and to which the Committee shall have resolved that this Scheme shall for the time being extend.


     1.5 References to "Qualifying Shares" in this Addendum are references to Shares which satisfy the requirements of paragraphs 10 to 14 of
          Schedule 9 to the Act.


     1.6 References to "Shares" in this addendum are references to shares or shares of Common Stock in the Company.


Eligibility and Grant


2.1 Options may be granted under the Scheme to a person who is an employee (other than one who is a director) or a full-time director of a Participating Company, and for this purpose a person shall be treated as a full-time director of a Participating Company if he is obliged to devote not less than 25 hours a week, excluding meal breaks, to the performance of the duties of his office or employment with that company (or with that company and any other company which is a Participating Company). References in the Employee Plan to "employee" shall be construed accordingly.

2.2 No Options under this Scheme may be granted to, or exercised by, a person who is not eligible to participate by virtue of paragraph 8 of Schedule 9 to the Act, as modified by section 187 (3) (a) of the Act.


2.3 No Option may be granted at a time when the Shares over which it is granted are not Qualifying Shares.


2.4 For the purposes of Article 5.4, the Fair Market Value, as determined by the Committee in respect of any Option under this Scheme, shall be as defined in Article 15.14(a) of the Employee Plan if the Stock Exchange referred to in that Article is the New York Stock Exchange and the closing price referred to in that Article is the closing price on the New York
     Stock Exchange and in any other case shall be not less than the market value of the shares as agreed in advance with the United Kingdom Inland Revenue Shares Valuation Division.


2.5 Only Options (as defined in the Employee Plan) shall be granted under this Scheme and no Replacement Options or Restricted Shares as outlined in Articles 5.8 and 7 respectively of the Employee Plan shall be granted under this Scheme. Articles 5.8, 7 and 9 of the Employee Plan shall not apply for the purposes of this Scheme.


2.6 No Option granted under this Scheme shall be exercisable more than ten years after the date the Option is granted. Article 5.5 of the Employee Plan shall be constructed accordingly.


Limitation on Awards


3. For the purposes of Article 3 of the Employee Plan, any Option granted under this Scheme to any person shall be limited and take effect so that the sterling equivalent of the amount payable on the exercise of such Option, when added to the aggregate sterling equivalent of Shares which are capable of being acquired under subsisting rights obtained by the Participant under this Scheme or any other share option scheme established by the Company or any associated company (within the meaning contained in section 416 of the Act) of the Company and approved under Schedule 9 to the Act (but excluding any rights obtained under a savings related share option scheme) shall not exceed the limit set out in paragraph 28 of Schedule 9 to the Act.


     For the purposes of this Scheme, the sterling equivalent of any amount payable on the exercise of an option shall be the amount converted into pounds sterling at the highest buying rate shown in the day's spread as published in the Financial Times for the date of grant of such option or at such other rate as may be agreed from time to time with the United Kingdom Inland Revenue Shares Valuation Division.


Exercise


4.1 No Option may be exercised whilst this Scheme is and is intended to remain approved by the Inland Revenue unless the Shares which would be acquired are Qualifying Shares.

4.2 Any terms and conditions imposed by the Committee under Article 5.1 of the Employee Plan for the exercise of Options granted under this Scheme shall be factual and objective, laid down at the time of grant, and shall not be amended or waived after the time of grant unless event or events have occurred such that the Committee reasonably believes that the original conditions as amended or waived will be a fairer measure and would not be less difficult to satisfy than the original condition. Any conditions imposed shall not be effective until approved by the United Kingdom Inland Revenue. Any other terms determined by the Company may only be imposed if they otherwise comply with the requirements set out in Schedule 9 to the Act.


4.3 Notwithstanding Article 5.2 of the Employee Plan, no Option may be transferred by will, and on the death of the Option-holder any subsisting Option may be exercised by his personal representatives not later than one year after the date of his death. The proviso in Article 13 of the Employee Plan shall not apply.


4.4 Article 5.5 of the Employee Plan shall not apply to this Scheme. Each Stock Option Agreement shall specify the date when all or any instalment of the Option is to become exercisable (the vesting of the Option). The Stock Option Agreement shall also specify the term of the Option. Any subsisting Options may be exercised by the Participant or, if deceased, by his personal representatives in whole or in part (including any unvested part) at the time of or, subject to rule 4.5, at any time following the occurrence of the earliest of the following events:


     (i)  the death of the Participant; and


     (ii) upon the Participant ceasing to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in
          Article 15.24 of the Employee Plan where that cessation was by reason of Disability, injury or Retirement.


4.5 An Option shall lapse and become thereafter incapable of exercise on the earliest of the following events:


     (i)  the tenth anniversary of the date the Option is granted;


     (ii) where a Participant ceases to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in
          Article 15.24 of the Employee Plan by reason of death, Disability or injury, the first anniversary following such cessation;


     (iii)where a Participant ceases to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in
          Article 15.24 of the Employee Plan by reason of Retirement, the second anniversary following such cessation; and


     (iv) the end of the period of exercisability determined in accordance with rule 5.


4.6 Payment for Shares on the exercise of Options granted under this Scheme shall be in cash and not through the delivery of Shares of Common Stock or otherwise as described in Articles 6.2 and 6.3 of the Employee Plan.


4.7 Shares shall be issued and the Option-holder registered as a shareholder within 30 days of receipt of a valid exercise notice.


4.8 Notwithstanding the provisions of Article 5.7 or 6.2 of the Employee Plan, any Shares issued upon the exercise of an Option under this Scheme shall not be subject to any forfeiture conditions, rights of repurchase, rights of first refusal or any other transfer restrictions that do not apply to all holders of Shares.


4.9 Article 12.2 shall apply so that the Company shall not be obliged to issue the shares until the obligations are satisfied .


4.10 The Company shall keep available sufficient unissued Shares or Shares in the Treasury to satisfy the exercise in full of all Options granted under this Scheme and for the time being remaining capable of being exercised.


Takeover, Change of Control


5.1 If any person obtains control of the Company (within the meaning of section 840 of the Act) as a result of making:


     (i) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have control of the Company; or


     (ii) a general offer to acquire all the shares (other than shares which are already owned by him) in the Company which are of the same class as Shares subject to a subsisting Option,

     then the Committee shall notify all Participants as soon as is practicable after the change of control. Any subsisting Option may be exercised from the date of the receipt of that notification up to the expiry of a period ending six months from the time when the person making the offer has obtained control of the Company and any condition subject to which the offer is made has been satisfied.


5.2 If as a result of the events specified in rule 5.1 an "Acquiring Company" (as defined in paragraph 15 of Schedule 9 to the Act) has obtained control of the Company, the Participant may, if the Acquiring Company so agrees, release any subsisting Option he holds in consideration for the grant of a New Option.


5.3 Where the circumstances noted in rule 5.2 apply, New Options may be granted within the terms of paragraph 15(1) of Schedule 9 to the Act in consideration for the release of Options previously granted under this Scheme. Such New Options are deemed to be equivalent to the old Options and to have been granted within the terms of this Scheme, provided the New Options satisfy the conditions in paragraph 15(3) of Schedule 9 to the Act and the release of the Option takes place within six months of the date the Acquiring Company obtains control of the Company. A New Option issued in consideration of the release of an Option shall be evidenced by an option which shall import the relevant provisions of this Scheme.

5.4 A New Option shall, for all other purposes of this Scheme, be treated as having been acquired at the same time as the corresponding released Option.


5.5 If any person obtains control of the Company other than as a result of the events specified in rule 5.1, then the Committee shall notify all Participants as soon as practicable after the change of control. Any subsisting Option may be exercised from the date of the receipt of that notification up to the expiry of a period ending six months from the time when the person obtains control of the Company.


5.6 If, as a result of the events specified in rules 5.1 or 5.3, a company has obtained control of the Company, the Committee shall be entitled at any time to require all holders of subsisting Options to exercise those Options within 30 days by notice in writing to the Participant to this effect.


5.7 The periods of exercisability under this rule 5 and the date of lapse under rule 4.5 are those of whichever of the pre-conditions of rules 5.1, 5.3 or
     5.4 are first achieved. The subsequent achievement of any other pre-conditions will not cause a period of exercisability to begin nor a date of lapse to arise.


5.8 For the purpose of this rule 5 other than rule 5.2, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.


5.9 The exercise of an Option pursuant to the preceding provisions of this rule 5 shall not be subject to any conditions imposed pursuant to Article 5.1 of the Employee Plan as amended by rule 4.2.

Employment Relationship


6. With respect to Options granted pursuant to he Scheme, Article 11 of the Employee Plan shall be subject to the following: Any Participant or Employee shall waive any and all rights to compensation or damages on the termination of his office or employment with any past or present Participating Company or Subsidiary for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or to be entitled to exercise any Option under this Scheme as a result of the termination. Neither the grant of an Option nor any benefit which may accrue to a Participant on the exercise of an Option shall form part of that Participant's remuneration entitlement from his office or employment, nor shall the grant of an Option create any right or entitlement on the Participant to have any further Options granted to him under this Scheme if at all.


Protection Against Dilution: Variation of Share Capital


7. With respect to Options granted pursuant to he Scheme, Article 10.1 of the Employee Plan shall apply, but (i)_ with the omission of the following words and phrases : "a declaration of a dividend payable in Common Shares (other than a bonus issue of shares with no cash alternative)", "a declaration of a dividend payable in a form other than Common Shares", "a spin-off or similar occurrence;" and (ii) as if the following words were added "or any other variation of the issued Common Shares" before the words "the Committee". Adjustments to Options, as described in Article 10 of the Employee Plan, shall be at the discretion of the Committee and shall not be effective under this Scheme until approved by the United Kingdom Inland Revenue.


Alteration of Scheme rules


8. The Committee may make such alterations to the provisions of this Scheme as may be permitted by Article 14.2 of the Employee Plan, provided that any such alteration made at a time when this Scheme is to remain approved by the United Kingdom Inland Revenue shall not have effect unless and until the alteration has the prior approval in writing of the United Kingdom Inland Revenue.